SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.
                   ------------------------------------------
                             ARTICLES SUPPLEMENTARY

          Seligman Henderson Global Fund Series, Inc., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation") and registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: (a) The total number of shares of capital stock of all sub-classes of the Seligman Henderson Emerging Markets Growth Fund Class of the Corporation (the "Emerging Markets Growth Series") which the Corporation has authority to issue is 400,000,000 shares, which were previously classified by the Board of Directors of the Corporation into three classes designated as Class A Common Stock, Class B Common Stock and Class D Common Stock of the Emerging Markets Growth Series. The number of authorized shares of Class A Common Stock, Class B Common Stock and Class D Common Stock of the Emerging Markets Growth Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such sub-class and y equaled one-third of the authorized but unissued shares of Common Stock of all sub-classes; PROVIDED that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B and Class D Common Stock of the Emerging Markets Growth Series shall not exceed the authorized number of shares of Common Stock of the Emerging Markets Growth Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such sub-class.

          (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock, Class B Common Stock and Class D Common Stock of the Emerging Markets Growth Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of all classes of stock which the Emerging Markets Growth Series has authority to issue is 400,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $400,000. The Common Stock of the Emerging Markets Growth Series shall have four subclasses of shares, which shall be designated Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class B Common Stock, of Class C Common Stock and of Class D Common Stock of the Emerging Markets Growth Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-fourth of the authorized but unissued shares of Common Stock of all subclasses; PROVIDED that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B, Class C and Class D Common Stock of the Emerging Markets Growth Series shall not exceed the authorized number of shares of Common Stock of the Emerging Markets Growth Series

     (I.E., 400,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any subclass of Common Stock of the Emerging Markets Growth Series shall be referred to herein individually as a "Emerging Markets Growth Class" and collectively, together with any further subclass or sub classes from time to time established, as the "Emerging Markets Growth Classes".

          (2) All Emerging Markets Growth Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; PROVIDED, HOWEVER, that notwithstanding anything in the charter of the Corporation to the contrary:

          (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

          (B) Class B shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD. Subject to subsection (F) below, each Emerging Markets Growth Class B share shall convert automatically into Emerging Markets Growth Class A shares on the last business day of the month that precedes the eighth anniversary of the date of issuance of such Emerging Markets Growth Class B share; such conversion shall be effected on the basis of the relative net asset values of Emerging Markets Growth Class B shares and Emerging Markets Growth Class A shares as determined by the Corporation on the date of conversion.

          (C) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

          (D) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

          (E) Expenses related solely to a particular Emerging Markets Growth Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Emerging Markets Growth Classes) shall be borne by that Emerging Markets Growth Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Emerging Markets Growth Class.

          (F) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of the Emerging Markets Growth Series, shares of a particular Emerging Markets Growth Class may be automatically converted into shares of another Emerging Markets Growth Class; PROVIDED, HOWEVER, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

          (G) As to any matter with respect to which a separate vote of any Emerging Markets Growth Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (E) above), such requirement as to a separate vote by the Emerging Markets Growth Class shall apply in lieu of single Emerging Markets Growth Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Emerging Markets Growth Classes shall vote together as a single Emerging Markets Growth Class on any such matter that shall have the same effect on each such Emerging Markets Growth Class. As to any matter that does not affect the interest of a particular Emerging Markets Growth Class, only the holders of shares of the affected Emerging Markets Growth Class shall be entitled to vote.

          SECOND: (a) The total number of shares of capital stock of all sub-classes of the Seligman Henderson Global Growth Opportunities Fund Class of the Corporation (the "Global Growth Series") which the Corporation has authority to issue is 400,000,000 shares, which were previously classified by the Board of Directors of the Corporation into three classes designated as Class A Common
Stock, Class B Common Stock and Class D Common Stock of the Global Growth Series. The number of authorized shares of Class A Common Stock, Class B Common Stock and Class D Common Stock of the Global Growth Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such sub-class and y equaled one-third of the authorized but unissued shares of Common Stock of all sub-classes; PROVIDED that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B and Class D Common Stock of the Global Growth Series shall not exceed the authorized number of shares of Common Stock of the Global Growth Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such sub-class.

          (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock, Class B Common Stock and Class D Common Stock of the Global Growth Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of all classes of stock which the Global Growth Series has authority to issue is 400,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $400,000. The Common Stock of the Global Growth Series shall have four subclasses of shares, which shall be designated Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class B Common Stock, of Class C Common Stock and of Class D Common Stock of the Global Growth Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-fourth of the authorized but unissued shares of Common Stock of all subclasses; PROVIDED that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B, Class C and Class D Common Stock of the Global Growth Series shall not exceed the authorized number of shares of Common Stock of the Global Growth Series (I.E., 400,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any subclass of Common Stock of the Global Growth Series shall be referred to herein individually as a "Global Growth Class" and collectively, together with any further subclass or sub classes from time to time established, as the "Global Growth Classes".

          (2) All Global Growth Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; PROVIDED, HOWEVER, that notwithstanding anything in the charter of the Corporation to the contrary:

               (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

               (B) Class B shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD. Subject to subsection (F) below, each Global Growth Class B share shall convert automatically into Global Growth Class A shares on the last business day of the month that precedes the eighth anniversary of the date of issuance of such Global Growth Class B share; such conversion shall be effected on the basis of the relative net asset values of Global Growth Class B shares and Global Growth Class A shares as determined by the Corporation on the date of conversion.

               (C) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (D) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (E) Expenses related solely to a particular Global Growth Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Global Growth Classes) shall be borne by that Global Growth Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Global Growth Class.

               (F) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of the Global Growth Series, shares of a particular Global Growth Class may be automatically converted into shares of another Global Growth Class; PROVIDED, HOWEVER, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

               (G) As to any matter with respect to which a separate vote of any Global Growth Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (E) above), such requirement as to a separate vote by the Global Growth Class shall apply in lieu of single Global Growth Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Global Growth Classes shall vote together as a single Global Growth Class on any such matter that shall have the same effect on each such Global Growth Class. As to any matter that does not affect the interest of a particular Global Growth Class, only the holders of shares of the affected Global Growth Class shall be entitled to vote.

     THIRD: (a) The total number of shares of capital stock of all subclasses of the Seligman Henderson Global Smaller companies Fund Class of the Corporation (the "Global Smaller Companies Series") which the Corporation has authority to issue is 400,000,000 shares, which were previously classified by the Board of Directors of the Corporation into three classes designated as Class A Common Stock, Class B Common Stock and Class D Common Stock of the Global Smaller Companies Series. The number of authorized shares of Class A Common Stock, Class B Common Stock and Class D Common Stock of the Global Smaller Companies Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such subclass and y equaled one-third of the authorized but unissued shares of Common Stock of all classes of the Global Smaller Companies Series; PROVIDED that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B and Class D Common Stock of the Global Smaller Companies Series shall not exceed the authorized number of shares of Common Stock of the Global Smaller Companies Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each subclass was to have been rounded down to the nearest whole number of shares of such subclass.

     (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock, Class B Common Stock and Class D Common Stock of the Global Smaller Companies Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such sub-classes.

          (1) The total number of shares of all classes of stock which the Global Smaller Companies Series has authority to issue is 400,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $400,000. The Common Stock of the Global Smaller Companies Series shall have four subclasses of shares, which shall be designated Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class B Common Stock, of Class C Common Stock and of Class D Common Stock of the Global Smaller Companies Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-fourth of the authorized but unissued shares of Common Stock of all subclasses of the Global Smaller Companies Series; PROVIDED that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B, Class C and Class D Common Stock of the Global Smaller Companies Series shall not exceed the authorized number of shares of Common Stock of the Global Smaller Companies Series (I.E., 400,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each subclass shall be rounded down to the nearest whole number of shares of such subclass. Any subclass of Common Stock of the Global Smaller Companies Series shall be referred to herein individually as a "Global Smaller Companies Class" and collectively, together with any further subclass or subclasses from time to time established, as the "Global Smaller Companies Classes".

     (2) All Global Smaller Companies Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; PROVIDED, HOWEVER, that notwithstanding anything in the charter of the Corporation to the contrary:

          (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

          (B) Class B shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD. Subject to subsection (F) below, each Global Smaller Companies Class B share shall convert automatically into Global Smaller Companies Class A shares on the last business day of the month that precedes the eighth anniversary of the date of issuance of such Global Smaller Companies Class B share; such conversion shall be effected on the basis of the relative net asset values of Global Smaller Companies Class B shares and Global Smaller Companies Class A shares as determined by the Corporation on the date of conversion.

          (C) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

          (D) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

          (E) Expenses related solely to a particular Global Smaller Companies Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Global Smaller Companies Classes) shall be borne by that Global Smaller Companies Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Global Smaller Companies Class.

          (F) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of the Global Smaller Companies Series, shares of a particular Global Smaller Companies Class may be automatically converted into shares of another Global Smaller Companies Class;

     PROVIDED, HOWEVER, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

          (G) As to any matter with respect to which a separate vote of any Global Smaller Companies Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (E) above), such requirement as to a separate vote by that Global Smaller Companies Class shall apply in lieu of single Global Smaller Companies Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Global Smaller Companies Classes shall vote together as a single Global Smaller Companies Class on any such matter that shall have the same effect on each such Global Smaller Companies Class. As to any matter that does not affect the interest of a particular Global Smaller Companies Class, only the holders of shares of the affected Global Smaller Companies Class shall be entitled to vote.

     FOURTH: (a) The total number of shares of capital stock of all subclasses of the Seligman Henderson Global Technology Fund Class of the Corporation (the "Global Technology Series") which the Corporation has authority to issue is 400,000,000 shares, which were previously classified by the Board of Directors of the Corporation into three classes designated as Class A Common Stock, Class B Common Stock and Class D Common Stock of the Global Technology Series. The number of authorized shares of Class A Common Stock, Class B Common Stock and Class D Common Stock of the Global Technology Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such subclass and y equaled one-third of the authorized but unissued shares of Common Stock of all subclasses of the Global Technology Series; PROVIDED that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B and Class D Common Stock of the Global Technology Series shall not exceed the authorized number of shares of Common Stock of the Global Technology Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each subclass was to have been rounded down to the nearest whole number of shares of such subclass.

     (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock, Class B Common Stock and Class D Common Stock into the following subclasses, has provided for the issuance of shares of such subclasses and have set the following terms of such subclasses:

          (1) The total number of shares of all classes of stock which the Global Technology Series has authority to issue is 400,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $400,000. The

     Common Stock of the Global Technology Series shall have four subclasses of shares, which shall be designated Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class B Common Stock, of Class C Common Stock and of Class D Common Stock shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-fourth of the authorized but unissued shares of Common Stock of all subclasses; PROVIDED that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B, Class C and Class D Common Stock of the Global Technology Series shall not exceed the authorized number of shares of Common Stock (I.E., 400,000,000 shares of Common Stock of the Global Technology Series until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such subclass. Any subclass of Common Stock of the Global Technology Series shall be referred to herein individually as a "Global Technology Class" and collectively, together with any further subclass or subclasses from time to time established, as the "Global Technology Classes".

     (2) All Global Technology Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; PROVIDED, HOWEVER, that notwithstanding anything in the charter of the Corporation to the contrary:

          (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

          (B) Class B shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD. Subject to subsection (F) below, each Global Technology Class B share shall convert automatically into Global Technology Class A shares on the last business day of the month that precedes the eighth anniversary of the date of issuance of such Global Technology Class B share; such conversion shall be effected on the basis of the relative net asset values of Global Technology Class B shares and Global Technology Class A shares as determined by the Corporation on the date of conversion.

          (C) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

          (D) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

          (E) Expenses related solely to a particular Global Technology Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Global Technology Classes) shall be borne by that Global
     Technology Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Global Technology Class.

          (F) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of the Global Technology Series, shares of a particular Global Technology Class may be automatically converted into shares of another Global Technology Class; PROVIDED, HOWEVER, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

          (G) As to any matter with respect to which a separate vote of any Global Technology Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (E) above), such requirement as to a separate vote by that Global Technology Class shall apply in lieu of single Global Technology Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Global Technology Classes shall vote together as a single Global Technology Class on any such matter that shall have the same effect on each such Class. As to any matter that does not affect the interest of a particular Global Technology Class, only the holders of shares of the affected Global Technology Class shall be entitled to vote.

     FIFTH: (a) The total number of shares of capital stock of all subclasses of the Seligman Henderson International Fund Class of the Corporation (the "International Series") which the Corporation has authority to issue is 400,000,000 shares, which were previously classified by the Board of Directors of the Corporation into three subclasses designated as Class A Common Stock, Class B Common Stock and Class D Common Stock of the International Series. The number of authorized shares of Class A Common Stock, Class B Common Stock and Class D Common Stock of the International Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such subclass and y equaled one-third of the authorized but unissued shares of Common Stock of all subclasses of the International Series; PROVIDED that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B and Class D Common Stock of the International Series shall not exceed the authorized number of shares of Common Stock of the International Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each subclass was to have been rounded down to the nearest whole number of shares of such subclass.

     (b) Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock, Class B Common Stock and Class D of the International Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:.

          (1) The total number of shares of all classes of stock which the International Series has authority to issue is 400,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $400,000. The Common Stock of the International Series shall have four subclasses of shares, which shall be designated Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class B Common Stock, of Class C Common Stock and of Class D Common Stock shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-fourth of the authorized but unissued shares of Common Stock of all subclasses of the International Series; PROVIDED that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B, Class C and Class D Common Stock of the International Series shall not exceed the authorized number of shares of Common Stock of the International Series (I.E., 400,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each subclass shall be rounded down to the nearest whole number of shares of such subclass. Any subclass of Common Stock of the International Series shall be referred to herein individually as an "International Class" and collectively, together with any further subclass or subclasses from time to time established, as the "International Classes".

          (2) All International Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; PROVIDED, HOWEVER, that notwithstanding anything in the charter of the Corporation to the contrary:

               (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

               (B) Class B shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD. Subject to subsection (F) below, each Class B share shall convert automatically into International Class A shares on the last business day of the month that precedes the eighth anniversary of the date of issuance of such International Class B share; such conversion shall be effected on the basis of the relative net asset values of International Class B shares and International Class A shares as determined by the Corporation on the date of conversion.

               (C) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (D) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (E) Expenses related solely to a particular International Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the International Classes) shall be borne by that International Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that International Class.

               (F) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of the International Series shares of a particular International Class may be automatically converted into shares of another International Class; PROVIDED, HOWEVER, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

               (G) As to any matter with respect to which a separate vote of any International Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (E) above), such requirement as to a separate vote by that International Class shall apply in lieu of single International Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the International Classes shall vote together as a single International Class on any such matter that shall have the same effect on each such International Class. As to any matter that does not affect the interest of a particular International Class, only the holders of shares of the affected International Class shall be entitled to vote.

     SIXTH: These Articles Supplementary do not change the total number of authorized shares of the Corporation.

     IN WITNESS WHEREOF, SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. has caused these Articles Supplementary to be signed in its name and on its behalf by its President and witnessed by its Secretary, and each of said officers of the Corporation has also acknowledged these Articles Supplementary to be the corporate act of the Corporation and has stated under penalties of perjury that to the best of his knowledge, information and belief that the matters and facts set forth with respect to approval are true in all material respects, all on May 24, 1999.

                                    SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.


                         By:           /s/  Brian T. Zino
                                    --------------------------------------------
                                            Brian T. Zino, President

Witness:

/s/  Frank J. Nasta
----------------------------
Frank J. Nasta, Secretary